UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 6, 2006

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-27812	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY	INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 1, 2006, the Small Business Administration committed to reserve leverage in the form of debentures in an amount equal to $13.5 million (the “Commitment”) to Medallion Capital, Inc. (“Medallion Capital”), a wholly-owned subsidiary of Medallion Financial Corp. Medallion Capital accepted the Commitment on March 8, 2006. The Commitment expires on September 30, 2010.

The foregoing description of the Commitment is qualified in its entirety by reference to the Commitment, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 1.01 ENTRY	INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On March 6, 2006, Medallion Funding Corp. (“Medallion Funding”), a wholly-owned subsidiary of Medallion Financial Corp., entered into an Amended and Restated Revolving Secured Line of Credit Promissory Note (the “Note”), in favor of Atlantic Bank of New York, for $6 million in principal amount. The maturity date of the Note is August 1, 2006.

The foregoing description of the Note is qualified in its entirety by reference to the Note, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 8.01 OTHER	EVENTS.

On March 9, 2006, Medallion Financial Corp. (the “Company”) issued a press release to the news media announcing, among other things, that the Company signed a purchase agreement to acquire $35 million of Banco Popular’s New York taxi medallion loan portfolio.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL	STATEMENTS AND EXHIBITS.

Exhibit No.	Description

4.1	Amended and Restated Revolving Secured Line of Credit Promissory Note, dated March 6, 2006, by Medallion Funding Corp., in favor of Atlantic Bank of New York.

10.1	Commitment Letter, dated March 1, 2006, by the Small Business Administration to Medallion Capital, Inc., accepted and agreed to by Medallion Capital, Inc. on March 8, 2006.

99.1	Press release, dated March 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall Title: Chief Financial Officer

Date: March 9, 2006

Exhibit Index

Exhibit No.	Description

4.1	Amended and Restated Revolving Secured Line of Credit Promissory Note, dated March 6, 2006, by Medallion Funding Corp., in favor of Atlantic Bank of New York.

10.1	Commitment Letter, dated March 1, 2006, by the Small Business Administration to Medallion Capital, Inc., accepted and agreed to by Medallion Capital, Inc. on March 8, 2006.

99.1	Press release, dated March 9, 2006.

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